UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 10, 2014

G-III APPAREL GROUP, LTD.

(Exact name of registrant as specified in its charter)

Delaware	0-18183	41-1590959
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

512 Seventh Avenue	10018
New York, New York	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 403-0500

Not Applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)       On June 10, 2014, the Compensation Committee of the Board of Directors of G-III Apparel Group, Ltd. (the “Company”) approved an increase in the base salary of Wayne Miller, the Company’s Chief Operating Officer, from $500,000 to $750,000 per annum, effective July 1, 2014.

Item 5.07  Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on June 10, 2014. A total of 20,028,430 shares were represented in person or by proxy at the 2014 Annual Meeting of Stockholders and the Company’s stockholders took the following actions:

Proposal No. 1:  Election of Directors

The Company’s stockholders elected each of the eleven nominees for director to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified based on the following votes:

Name	Votes For	Votes Withheld	Broker Non-Votes

Morris Goldfarb	17,994,248	823,297	1,210,885

Sammy Aaron	17,854,601	962,944	1,210,885

Thomas J. Brosig	18,309,047	508,498	1,210,885

Alan Feller	18,397,586	419,959	1,210,885

Jeffrey Goldfarb	17,855,627	961,918	1,210,885

Jeanette Nostra	15,199,731	3,617,814	1,210,885

Laura Pomerantz	18,446,868	370,677	1,210,885

Allen Sirkin	18,526,023	291,522	1,210,885

Willem van Bokhorst	18,161,562	655,983	1,210,885

Cheryl Vitali	18,594,353	223,192	1,210,885

Richard White	18,130,630	686,915	1,210,885

Proposal No. 2:    Proposed Amendments to the Performance-Based Bonus Provisions in the Employment Agreement with Morris Goldfarb

The Company’s stockholders approved the proposed amendments to the performance-based bonus provisions in the employment agreement with Morris Goldfarb by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes

18,693,396	103,660	20,489	1,210,885

Proposal No. 3:    Proposed Amendments to the Performance-Based Bonus Provisions in the Employment Agreement with Sammy Aaron

The Company’s stockholders approved the proposed amendments to the performance-based bonus provisions in the employment agreement with Sammy Aaron by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes

18,676,049	105,411	36,085	1,210,885

Proposal No. 4:  Advisory Vote on Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes

15,479,411	3,317,311	20,823	1,210,885

The Company’s Board of Directors and Compensation Committee will consider the results of this advisory vote in making future decisions on named executive officer compensation.

Proposal No. 5: Ratification of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2015 based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes

19,499,205	501,837	27,388	1,210,885

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

G-III APPAREL GROUP, LTD.

Date: June 12, 2014

	By:	/s/ Neal S. Nackman
	Name:	Neal S. Nackman
	Title:	Chief Financial Officer